UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2017

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

Texas	1-13167	74-1611874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15011 Katy Freeway, Suite 800, Houston, Texas		77094
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 749-7800

N/A

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 5, 2017, Atwood Oceanics, Inc. (the “Company”) convened a special meeting of its shareholders (the “Special Meeting”). As of August 23, 2017, the record date for the Special Meeting, there were 80,550,558 shares of Company common stock issued and outstanding. The certified results of the matters voted upon at the Special Meeting, which are more fully described in the Company’s definitive proxy statement filed with the Securities Exchange Commission on August 18, 2017, are set forth below.

1.	Merger Proposal. The first proposal (the “Atwood Merger Proposal”) was to approve the Agreement and Plan of Merger dated as of May 29, 2017, by and among the Company, Ensco plc, and Echo Merger Sub LLC (the “Merger Agreement”). The Company’s shareholders approved this proposal, which required at least two-thirds of Company common stock entitled to vote pursuant to the requirements of the Texas Business Organizations Code.

For	Against	Abstain	Broker Non-Votes
56,897,132	306,375	483,882	—

2.	Compensatory Proposal. The second proposal was to approve an advisory (non-binding) vote on the specified compensation that may be received by Atwood’s named executive officers in connection with the transactions contemplated by the Merger Agreement. The Company’s shareholders approved this proposal, which required the approval of a majority of votes cast by the Atwood shareholders present, in person or by proxy, at the Special Meeting.

For	Against	Abstain	Broker Non-Votes
40,029,490	16,976,700	681,199	—

3.	Adjournment Proposal. The third proposal was to approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the Atwood Merger Proposal or take any other action in connection with the Merger Agreement. This proposal was not voted upon at the Special Meeting because there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)
Date: October 5, 2017

/s/ Walter A. Baker
Walter A. Baker
Senior Vice President, General Counsel and Corporate Secretary